UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2018

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 25, 2018, the following seven items were voted on at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of McKesson Corporation (the “Company”), and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1. The Board of Directors’ nominees for directors, as listed in Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 15, 2018 (the “Definitive Proxy Statement”), were each elected to serve a one-year term. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
N. Anthony Coles, M.D.	162,577,694	2,811,921	303,574	16,775,861
John H. Hammergren	155,139,344	9,727,099	826,746	16,775,861
M. Christine Jacobs	155,817,784	9,584,266	291,139	16,775,861
Donald R. Knauss	164,611,287	767,113	314,789	16,775,861
Marie L. Knowles	145,022,433	20,388,439	282,317	16,775,861
Bradley E. Lerman	164,409,253	968,786	315,150	16,775,861
Edward A. Mueller	161,789,011	3,616,896	287,282	16,775,861
Susan R. Salka	163,342,907	2,041,845	308,437	16,775,861

Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
174,312,466	7,821,222	335,362	—

Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,269,218	21,882,394	541,577	16,775,861

Item 4. The stockholder-submitted proposal on disclosure of lobbying activities and expenditures was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,904,983	99,198,278	3,589,928	16,775,861

Item 5. The stockholder-submitted proposal on accelerated vesting of equity awards was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,076,234	108,912,789	704,166	16,775,861

Item 6. The stockholder-submitted proposal on policy to use GAAP financial metrics for purposes of determining executive compensation was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,429,585	153,593,307	670,297	16,775,861

Item 7. The stockholder-submitted proposal on ownership threshold for calling special meetings of shareholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,129,891	87,804,949	758,349	16,775,861

Each of the items considered at the 2018 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the seven items addressed above and described in the Definitive Proxy Statement was submitted at the 2018 Annual Meeting for stockholder action.

[1]	Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

[2]	Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the 2018 Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2018

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter Executive Vice President, General Counsel and Chief Compliance Officer